POWER OF ATTORNEY

      Each of the undersigned Trustees and Officers of California Investment Trust, a Delaware statutory trust (the "Trust"), hereby appoints Stephen C. Rogers, Michael O'Callaghan and Julie Allecta (with full power to each of them to act alone), his attorney-in-fact and agent, in all capacities, to execute and to file any documents relating to the Trust's Registration Statement on Form N-1A under the Investment Company Act of 1940 and under the Securities Act of 1933, including any and all amendments thereto, covering the registration and the sale of shares by the Trust, including all exhibits and any and all documents required to be filed with respect thereto with theU.S. Securities and Exchange Commission and any other regulatory authority, including applications for exemptive orders, rulings or filings, and any and all other of the Trust's documents required to be filed under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and under the laws of all states and other domestic and foreign jurisdictions. Each of the undersigned grants to each of said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

      The undersigned Trustees and Officers of each Trust hereby execute this Power of Attorney as of this 8th day of August, 2006.



/s/ Harry Holmes                               /s/ Kevin T. Kogler
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Harry Holmes                                   Kevin T. Kogler
Trustee                                        Trustee


/s/ James W. Miller, Jr.                       /s/ Stephen C. Rogers
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James W. Miller, Jr.                           Stephen C. Rogers
Trustee                                        Principal Executive Officer
                                               Secretary and Trustee


/s/ John B. Sias                               /s/ Stephen H. Sutro
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John B. Sias                                   Stephen H. Sutro
Trustee                                        Trustee